UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 16, 2005
BANK OF COMMERCE HOLDINGS
(Exact name of Registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	0-25135 (Commission File Number)	94-2823865 (I.R.S. Employer Identification No.)

1951 Churn Creek Road Redding, California (Address of principal executive offices)	96002 (Zip Code)
Registrant’s telephone number, including area code: (530) 224-3333
N/A
(Former Name or Former Address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act: None
Securities registered pursuant to Section 12(g) of the Act:
Common Stock, no par value per share
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c ))
Indicate the number of shares outstanding of each of the issuer’s class of common stock, as of the latest practicable date. July 31, 2005 8,618,581

Section 8 — Other Events
Item 8.01. Other Events
Redding Bank of Commerce announces application for Sutter Bank of Commerce™, a division of Redding Bank of Commerce.
Section 9 — Financial Statements and Exhibits.
Item 9.01. Financial Statements and Exhibits.
(c)   Exhibits.
99.1   Bank of Commerce earnings press announcement dated August 16, 2005 announcing application for Sutter bank of Commerce™, a division of Redding Bank of Commerce.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 16, 2005	/s/ Linda J. Miles
By: Linda J. Miles
Executive Vice President & Chief Financial Officer

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